Financial Instruments	12 Months Ended
Mar. 31, 2026
Disclosure of detailed information about financial instruments [Abstract]
Financial Instruments [Text Block]

19. Financial Instruments

The Company's financial instruments consist of cash, accounts receivable, finance lease receivables, line of credit, loans payable to related parties, term loan, accounts payable and accrued liabilities, Series A convertible preferred share liability, other liabilities, and lease liabilities. All of these financial instruments are classified as amortized costs, except for Series A convertible preferred share liability, which is classified as FVPTL.

Financial instruments measured at fair value are classified into one of three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values. The three levels of the fair value hierarchy are:

Level 1:Unadjusted quoted prices in active markets for identical assets and liabilities;

Level 2:Inputs other than quoted prices that are observable for the asset or liabilities either directly or indirectly; and

Level 3:Inputs that are not based on observable market data

The fair value of the Company's financial instruments approximates their carrying value, other than the Series A convertible preferred share liability which is measured using level 3 inputs.

The Company has exposure to the following financial instrument related risks.

Credit risk

The Company's exposure to credit risk is on its cash, accounts receivable, and on its finance lease receivables. The maximum exposure to credit risk is their carrying amounts in the consolidated statement of Financial Position.

Cash consists of cash bank balances held in major financial institutions in Canada and the United States with a high credit quality and therefore the Company is exposed to minimal risk. The Company assesses the credit risk of its account receivable and finance lease receivables at each reporting period end and on an annual basis. During the year ended March 31, 2026 the Company recognized an allowance / (recovery) for doubtful accounts, net of payments collected, of $10,528 (2025 - ($12,277)).

Liquidity risk

The Company tries to ensure that there is sufficient capital in order to meet short-term business requirements, after taking into account the Company's cash balances and available liquidity on the Company's $3 million operating line of credit. The Company's cash is invested in bank accounts at major financial institutions in Canada and the United States and is available on demand. The continuation of the Company as a going concern is dependent on future cash flows from operations including the successful sale and manufacture of electric vehicles to achieve a profitable level of operations and obtaining necessary financing to fund ongoing operations. The Company's ability to achieve its business objectives is subject to material uncertainty which casts substantial doubt upon the Company's ability to continue as a going concern (Note 1). The Company will continue to rely on additional financings to further its operations and meet its capital requirements.

The following table summarizes the Company's undiscounted financial commitments by maturity as at March 31, 2026:

March 31, 2026	Less than 3 months	3 to 12 months	One to five years	Thereafter
Line of credit (Note 1)	$2,008,708	$-	$-	$-
Accounts payable and accrued liabilities	3,891,760	-	-	-
Loans payable to related parties	100,000	-	519,436	-
Lease liabilities	347,735	970,963	4,542,726	1,589,481
Revolving term loan facility	-	3,591,924	-	-
Term loan facility (Note 2)	2,000,000	-	-	-
Series A convertible preferred share liability (Note 3)	1,643,214	-	-	-
Convertible debentures	-	-	7,000,000	-
Other liabilities	2,142	6,425	-	-
	$9,993,559	$4,569,312	$12,062,162	$1,589,481

(1) GreenPower's operating line of credit with the Canadian Imperial Bank of Commerce (CIBC) is repayable on demand and is therefore recorded as a current liability with less than 3 months to maturity. GreenPower remains in compliance with the financial covenant under the facility and since inception of the loan.

(2) GreenPower's Term loan facility with the Canadian Imperial Bank of Commerce (CIBC) is repayable on demand and is therefore recorded as a current liability with less than 3 months to maturity.

(3) GreenPower's Series A convertible preferred shares are classified as a current liability as, under certain events that are outside the control of the company, they may become repayable. All of the Series A preferred shares outstanding as at March 31, 2026 have been converted into common shares as at the date of this report.

Market risks

Market risk is the risk of loss that may arise from changes in market factors such as interest rates and foreign exchange. The Company is exposed to interest rate risk with respect to its line of credit (Note 11), its revolving term loan facility (Note 12), and its term loan facility with the Canadian Imperial Bank of Commerce ("CIBC)" (Note 13). Assuming the drawn amounts on the line of credit, revolving term loan, and term loan facility are unchanged, a 1% change in the base rate or prime rate applicable to these two liabilities would result in a change of approximately $76,000 to comprehensive income/loss.

The Company is exposed to foreign exchange risk as it conducts business in both the United States and Canada. Management monitors its foreign currency balances, but the Company does not engage in any hedging activities to reduce its foreign currency risk.

As at March 31, 2026, the Company was exposed to currency risk through the following financial assets and liabilities in CDN Dollars.

CAD
Cash	$21,287
Accounts Receivable	$-
Prepaids and deposits	$10,988
Finance Lease Receivable	$26,771
Accounts Payable and Accrued Liabilities	$(327,969)
Related Party Loan	$(300,137)

The CDN/USD exchange rate as at March 31, 2026 was $0.7174 (March 31, 2025 - $0. 6956). Based on the net exposure and assuming all other variables remain constant, a 10% change in the appreciation or depreciation of the Canadian dollar relative to the US dollar would result in a change of approximately $40,824 to comprehensive income/loss.